Exhibit 99.1


                Equity Residential Reports 2003 Results

   CHICAGO--(BUSINESS WIRE)--Feb. 4, 2004--Equity Residential (NYSE:EQR) today reported results for the quarter and year ended December 31, 2003. All per share results are reported on a fully diluted basis.
   "We still await the job growth and related household formations that will drive the recovery of the multifamily industry," said Bruce
W. Duncan, Equity Residential's President and CEO. "We continue to focus our efforts on the reconfiguration of our portfolio as well as customer service and resident retention, as we keep an eye on the improving economy."

   Fourth Quarter 2003

   For the quarter ended December 31, 2003, the Company reported earnings of $0.33 per share compared to $0.35 per share in the fourth quarter of 2002.
   Funds from Operations (FFO) for the quarter ended December 31, 2003 were $0.45 per share compared to $0.59 per share in the same period of 2002. The primary components of the reduction in FFO quarter over quarter include a one-time 2003 fourth quarter $0.07 per share expense related to the December 26, 2003 redemption of the Company's Series G Preferred Shares and a $0.03 per share reduction of "same-store" Net Operating Income (NOI) results.
   Total revenues from continuing operations for the quarter were $459.5 million compared to $447.8 million in the fourth quarter of 2002.

   Twelve Months Ended December 31, 2003

   For the twelve months ended December 31, 2003, the Company reported earnings of $1.55 per share compared to $1.18 per share in the same period of 2002. The twelve-month increase is primarily attributable to higher gains on property sales.
   FFO for the twelve months ended December 31, 2003 were $2.15 per share compared to $2.39 per share for the twelve months ended December 31, 2002. The primary components of the reduction year over year relate to a 2003 $0.25 per share reduction of "same-store" NOI results and the one-time $0.07 per share expense related to the Series G redemption. In addition, this reduction is partially offset by a 2002 one-time $0.06 per share impairment charge.
   Total revenues from continuing operations remained constant at $1.8 billion for the twelve months ended December 31, 2003 and December 31, 2002, respectively.

   "Same-Store" Results

   On a "same-store" fourth quarter to fourth quarter comparison, which includes 175,333 units, revenues decreased 0.7 percent, expenses increased 4.1 percent and NOI decreased 3.6 percent. On a sequential "same-store" comparison for these same 175,333 units from third quarter 2003 to fourth quarter 2003, revenues decreased 0.3 percent, expenses decreased 2.4 percent and NOI increased 1.1 percent.
   On a "same-store" twelve-month to twelve-month comparison, which includes 171,841 units, revenues decreased 2.3 percent, expenses increased 5.8 percent and NOI decreased 7.0 percent.

   Acquisitions/Dispositions

   During the fourth quarter of 2003, the Company acquired nine properties, consisting of 2,522 units, for an aggregate purchase price of $294.4 million at an average capitalization (cap) rate of 6.3 percent.
   Also during the quarter, the Company sold 33 properties, consisting of 7,490 units, for an aggregate sale price of $414.7 million at an average cap rate of 7.2 percent.
   During 2003, the Company acquired 17 properties, consisting of 5,200 units, for an aggregate purchase price of $684.1 million at an average cap rate of 6.5 percent and sold 96 properties, consisting of 23,486 units, for an aggregate sale price of $1.2 billion at an average cap rate of 7.4 percent.

   First Quarter 2004 Results

   Equity Residential expects to announce first quarter 2004 results on Wednesday, April 28, 2004 and host a conference call to discuss those results at 10:00 a.m. CT that day.
   Equity Residential is the largest publicly traded apartment company in America. Nationwide, Equity Residential owns or has investments in 968 properties in 34 states consisting of 207,506 units. For more information on Equity Residential, please visit our website at www.equityapartments.com.

   Forward-Looking Statements

   The Company lists parameters for 2004 results in the final page of this release. 2004 results will depend upon a slowdown in multifamily starts and economic recovery and job growth. The forward-looking statements contained in this news release regarding 2004 results are further subject to certain risks and uncertainties including, without limitation, the risks described under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and available on our website, www.equityapartments.com. This news release also contains forward-looking statements concerning development properties. The total number of units and cost of development and completion dates reflect the Company's best estimates and are subject to uncertainties arising from changing economic conditions (such as costs of labor and construction materials), completion and local government regulation. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

   A live web cast of the Company's conference call discussing these results and outlook for 2004 will take place today at 10:00 a.m.
Central. Please visit the Investor Information section of the Company's web site at www.equityapartments.com for the link. A replay of the web cast will be available for two weeks at this site.

                          EQUITY RESIDENTIAL
                 CONSOLIDATED STATEMENTS OF OPERATIONS
             (Amounts in thousands except per share data)

                               Year Ended          Quarter Ended
                               December 31,         December 31,
                        ----------------------- ----------------------
                           2003        2002        2003        2002
                        ----------------------- ----------------------
REVENUES
  Rental income         $1,808,925  $1,799,581    $456,109   $445,209
  Fee and asset
   management               14,373       9,582       3,412      2,625
                        ----------- ----------- ----------- ----------

    Total revenues       1,823,298   1,809,163     459,521    447,834
                        ----------- ----------- ----------- ----------

EXPENSES
  Property and
     maintenance           498,608     464,981     126,290    118,463
  Real estate taxes
   and insurance           196,987     181,890      51,703     44,266
  Property management       68,058      72,416      19,608     16,315
  Fee and asset
   management                7,819       7,885       2,311      2,476
  Depreciation             444,339     419,039     113,731    107,515
  General and
   administrative           38,810      46,492       9,531     13,492
  Impairment on
   technology investments    1,162       1,162         290        290
  Impairment on corporate
   housing business              -      17,122           -          -
                        ----------- ----------- ----------- ----------

    Total expenses       1,255,783   1,210,987     323,464    302,817
                        ----------- ----------- ----------- ----------

Operating income           567,515     598,176     136,057    145,017

  Interest and
   other income             16,235      14,806       2,497      3,293
  Interest:
    Expense incurred, net (326,465)   (333,152)    (80,431)   (81,285)
    Amortization of
     deferred financing
     costs                  (6,164)     (5,617)     (1,943)    (1,381)
                        ----------- ----------- ----------- ----------

Income before allocation
 to Minority Interests,
 (loss) from investments
 in unconsolidated
 entities, net gain on
 sales of unconsolidated
 entities and discontinued
 operations                251,121     274,213     56,180    65,644
Allocation to Minority
 Interests:
   Operating Partnership   (34,658)    (26,862)    (7,224)   (7,795)
   Partially Owned
    Properties                 271      (1,867)       348      (283)
(Loss) from investments
 in unconsolidated
 entities                  (10,118)     (3,698)    (6,524)   (1,952)
Net gain on sales of
 unconsolidated entities     4,942       5,054        269     5,680
                        ----------- ----------- ----------- ----------
Income from continuing
 operations                211,558     246,840     43,049    61,294
Net gain on sales of
 discontinued operations   310,706     104,296     91,731    43,087
Discontinued operations,
 net                        21,583      70,177         56    14,096
                        ----------- ----------- ----------- ----------
Net income                 543,847     421,313    134,836   118,477
Preferred distributions    (96,971)    (97,151)   (23,856)  (24,182)
Premium on redemption of
 preferred shares          (20,237)          -    (20,237)        -
                        ----------- ----------- ----------- ----------
Net income available to
 Common Shares            $426,639    $324,162    $90,743   $94,295
                        =========== =========== =========== ==========

Earnings per share -
 basic:
Income from continuing
 operations available to
 Common Shares               $0.44       $0.60      $0.02     $0.15
                        =========== =========== =========== ==========
Net income available to
 Common Shares               $1.57       $1.19      $0.33     $0.35
                        =========== =========== =========== ==========
Weighted average Common
 Shares outstanding        272,337     271,974    274,457   269,706
                        =========== =========== =========== ==========
Earnings per share -
 diluted:
Income from continuing
 operations available to
 Common Shares               $0.43       $0.59      $0.02     $0.15
                        =========== =========== =========== ==========
Net income available to
 Common Shares               $1.55       $1.18      $0.33     $0.35
                        =========== =========== =========== ==========
Weighted average Common
 Shares outstanding        297,041     297,969    299,516   294,714
                        =========== =========== =========== ==========
Distributions declared
 per Common Share
 outstanding                 $1.73       $1.73    $0.4325   $0.4325
                        =========== =========== =========== ==========


                         EQUITY RESIDENTIAL
          CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
            (Amounts in thousands except per share data)

                              Year Ended             Quarter Ended
                              December 31,            December 31,
                        ----------------------  ----------------------
                           2003        2002        2003        2002
                        ----------------------  ----------------------

Net income                $543,847    $421,313    $134,836   $118,477
Net income allocation
 to Minority
 Interests-Operating
 Partnership                34,658      26,862       7,224      7,795
  Adjustments:
    Depreciation           444,339     419,039     113,731    107,515
    Depreciation - Non-real
     estate additions       (7,019)     (9,213)       (495)    (2,390)
    Depreciation -
     Partially Owned
     Properties             (8,390)     (7,706)     (2,150)    (1,996)
    Depreciation -
     Unconsolidated
     Properties             28,301      19,872      12,683      5,404
    Net (gain) on sales
     of unconsolidated
     entities               (4,942)     (5,054)       (269)    (5,680)
    Discontinued
      Operations:
      Depreciation          27,230      53,917       2,940     12,235
      Net gain on sales
       of depreciable
       property           (300,426)   (102,614)    (88,938)   (42,603)
                       ----------- ----------- ----------- ----------

 FFO (1)(2)                757,598     816,416     179,562    198,757
Preferred distributions    (96,971)    (97,151)    (23,856)   (24,182)
Premium on redemption of
 preferred shares          (20,237)          -     (20,237)         -
                        ----------- ----------- ----------- ----------

 FFO available to
  Common Shares and
  OP Units - basic        $640,390    $719,265    $135,469   $174,575
                        =========== =========== =========== ==========

 FFO available to
  Common Shares and
  OP Units - diluted      $645,190    $747,676    $136,628   $181,530
                        =========== =========== =========== ==========

 FFO per share and
  OP Unit - basic            $2.17       $2.44       $0.46      $0.60
                        =========== =========== =========== ==========

 FFO per share and
  OP Unit - diluted          $2.15       $2.39       $0.45      $0.59
                        =========== =========== =========== ==========

 Weighted average Common
  Shares and OP Units
  outstanding - basic      294,523     294,637     296,371    292,125
                        =========== =========== =========== ==========

 Weighted average Common
  Shares and OP Units
  outstanding - diluted    300,141     312,301     302,515    308,673
                        =========== =========== =========== ==========


(1) The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The April 2002 White Paper states that gain or loss on sales of property is excluded from FFO for previously depreciated operating properties only. Once the Company commences the conversion of units to condominiums, it simultaneously discontinues depreciation of such property. Accordingly, the Company included in FFO its incremental gains or losses from the sale of condominium units to third parties, which represented net gains of $10,280 and $1,682 for the years ended December 31, 2003 and 2002, respectively, and $2,793 and $484 for the quarters ended December 31, 2003 and 2002, respectively.

    Effective January 1, 2003, the Company no longer adds back impairment losses when computing FFO in accordance with NAREIT's definition. As a result, FFO for the year and quarter ended December 31, 2002 have been reduced by $18,284 and $290, respectively, to conform to the current year presentation.

(2) The Company believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company because it provides investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures. FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP. Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity. The Company's calculation of FFO may differ from other real estate companies due to, among other items, variations in cost capitalization policies for capital expenditures and, accordingly, may not be comparable to such other real estate companies.


                          EQUITY RESIDENTIAL
                      CONSOLIDATED BALANCE SHEETS
            (Amounts in thousands except for share amounts)

                                             December 31, December 31,
                                                 2003         2002
                                             ------------ ------------
ASSETS
Investment in real estate
  Land                                        $1,853,093   $1,803,577
  Depreciable property                        11,018,326   11,240,245
  Construction in progress                         2,960        2,441
                                             ------------ ------------
Investment in real estate                     12,874,379   13,046,263
  Accumulated depreciation                    (2,296,013)  (2,112,017)
                                             ------------ ------------
Investment in real estate, net of
 accumulated depreciation                     10,578,366   10,934,246

Cash and cash equivalents                         49,579       29,875
Investments in unconsolidated
 entities                                        473,977      509,789
Rents receivable                                     426        2,926
Deposits - restricted                            133,752      141,278
Escrow deposits - mortgage                        41,104       50,565
Deferred financing costs, net                     31,135       32,144
Goodwill, net                                     30,000       30,000
Other assets                                     128,554       80,094
                                             ------------ ------------

       Total assets                          $11,466,893  $11,810,917
                                             ============ ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgage notes payable                      $2,693,815   $2,927,614
  Notes, net                                   2,656,674    2,456,085
  Line of credit                                  10,000      140,000
  Accounts payable and accrued
   expenses                                       55,463       58,784
  Accrued interest payable                        60,334       63,151
  Rents received in advance and other
   liabilities                                   189,372      170,680
  Security deposits                               44,670       45,333
  Distributions payable                          140,195      140,844
                                             ------------ ------------

       Total liabilities                       5,850,523    6,002,491
                                             ------------ ------------

Commitments and contingencies
Minority Interests:
   Operating Partnership                         342,809      349,646
   Preference Interests                          246,000      246,000
   Junior Preference Units                         2,217        5,846
   Partially Owned Properties                      9,903        9,811
                                             ------------ ------------
       Total Minority Interests                  600,929      611,303
                                             ------------ ------------

Shareholders' equity:
   Preferred Shares of beneficial interest,
    $0.01 par value; 100,000,000 shares
    authorized; 5,496,518 shares issued and
    outstanding as of December 31, 2003 and
    10,524,034 shares issued and outstanding
    as of December 31, 2002                      670,913      946,157
   Common Shares of beneficial interest,
    $0.01 par value; 1,000,000,000 shares
    authorized; 277,643,885 shares issued
    and outstanding as of December 31, 2003
    and 271,095,481 shares issued and
    outstanding as of December 31, 2002            2,776        2,711
   Paid in capital                             4,957,150    4,844,542
   Deferred compensation                          (3,554)     (12,118)
   Distributions in excess of
    accumulated earnings                        (588,443)    (540,380)
   Accumulated other comprehensive loss          (23,401)     (43,789)
                                             ------------ ------------
       Total shareholders' equity              5,015,441    5,197,123
                                             ------------ ------------

       Total liabilities and
        shareholders' equity                 $11,466,893  $11,810,917
                                             ============ ============


                             2003 vs. 2002
                   Year over Year Same-Store Results

               $ in Millions - 171,841 Same-Store Units

                       Description Revenues  Expenses  NOI(ii)
                       ----------- --------- -------- ---------
                          2003     $1,650.8   $659.0    $991.8
                          2002     $1,689.0   $622.7  $1,066.3
                                   --------- -------- ---------
                         Change      $(38.2)   $36.3    $(74.5)
                                   ========= ======== =========
                         Change       (2.3%)     5.8%    (7.0%)


              Fourth Quarter 2003 vs. Fourth Quarter 2002
                Quarter over Quarter Same-Store Results

               $ in Millions - 175,333 Same-Store Units

                       Description Revenues  Expenses  NOI(ii)
                       ----------- --------- -------- ---------
                         Q4 2003     $421.6   $168.8    $252.8
                         Q4 2002     $424.5   $162.2    $262.3
                                   --------- -------- ---------
                         Change       $(2.9)    $6.6     $(9.5)
                                   ========= ======== =========
                         Change       (0.7%)     4.1%    (3.6%)


              Fourth Quarter 2003 vs. Third Quarter 2003
          Sequential Quarter over Quarter Same-Store Results

              $ in Millions - 175,333 Same-Store Units(i)

                       Description Revenues  Expenses  NOI(ii)
                       ----------- --------- -------- ---------
                         Q4 2003     $421.6   $168.8    $252.8
                         Q3 2003     $422.9   $172.9    $250.0
                                   --------- -------- ---------
                         Change       $(1.3)   $(4.1)     $2.8
                                   ========= ======== =========
                         Change       (0.3%)   (2.4%)      1.1%

   (i) Includes the same units as the Fourth Quarter 2003 vs. Fourth Quarter 2002 Same Store results for comparability purposes.


                    Same-Store Occupancy Statistics

Year 2003                   93.0%   Q4 2003    92.8%   Q4 2003  92.8%
Year 2002                   93.7%   Q4 2002    92.6%   Q3 2003  93.5%
                      ------------          ---------          ------
      Change                (0.7%)   Change     0.2%    Change  (0.7%)

(ii) The Company's primary financial measure for evaluating each of its apartment communities is net operating income ("NOI"). NOI represents rental income less property and maintenance expense, real estate tax and insurance expense, and property management expense. The Company believes that NOI is helpful to investors as a supplemental measure of the operating performance of a real estate company because it is a direct measure of the actual operating results of the Company's apartment communities.


                             2003 vs. 2002
                     Same-Store Results by Market

                                              2003           2003
                                              % of         Weighted
                                             Actual         Average
   Markets                       Units         NOI        Occupancy %
   -------------------------- ---------- --------------- ------------
 1 Boston                        5,352         7.2%          95.0%
 2 Atlanta                      11,643         5.3%          92.0%
 3 San Francisco Bay Area        5,010         5.2%          95.1%
 4 South Florida                 8,345         5.1%          94.0%
 5 Phoenix                      10,533         4.8%          89.2%
 6 Los Angeles                   4,073         4.4%          95.0%
 7 Dallas/Ft Worth               9,229         4.2%          93.1%
 8 Denver                        7,523         4.2%          92.3%
 9 New England (excl Boston)     6,112         4.1%          95.8%
10 DC Suburban Maryland          5,525         3.9%          94.7%
11 San Diego                     3,708         3.8%          95.1%
12 Seattle                       5,772         3.3%          92.9%
13 Orlando                       6,263         3.1%          93.7%
14 Orange Co                     3,013         3.1%          94.9%
15 New York Metro Area           2,306         2.9%          94.8%
16 Inland Empire, CA             3,404         2.8%          94.9%
17 North Florida                 6,222         2.8%          93.6%
18 Tampa/Ft Myers                5,353         2.2%          92.8%
19 Minn/St Paul                  3,826         2.2%          91.2%
20 DC Suburban Virginia          2,631         2.1%          95.2%
                              ---------- --------------- ------------
        Top 20 Markets         115,843        76.4%          93.3%

     All Other Markets          55,998        23.6%          92.3%
                              ---------- --------------- ------------
                 Total         171,841       100.0%          93.0%
                              ========== =============== ============


                              ----------------------------------------
                                Increase (Decrease) from Prior Year
   -------------------------------------------------------------------
                                Revenues   Expenses    NOI   Occupancy
   --------------------------  ---------- ---------- ------- ---------
 1 Boston                           0.2%       11.7%  (4.7%)    (0.9%)
 2 Atlanta                         (6.7%)       4.6% (13.8%)    (1.2%)
 3 San Francisco Bay Area          (6.8%)       7.5% (12.5%)    (0.3%)
 4 South Florida                    0.8%        7.9%  (3.7%)    (0.4%)
 5 Phoenix                         (3.0%)       4.6%  (8.0%)    (0.2%)
 6 Los Angeles                      2.2%        7.7%   0.0%     (0.9%)
 7 Dallas/Ft Worth                 (5.7%)       1.5% (11.3%)    (1.1%)
 8 Denver                          (7.4%)       4.6% (13.0%)    (0.5%)
 9 New England (excl Boston)        3.5%        8.8%   0.2%     (0.3%)
10 DC Suburban Maryland             2.4%       11.9%  (2.0%)    (0.8%)
11 San Diego                        1.3%        8.0%  (1.4%)    (0.6%)
12 Seattle                         (3.8%)       4.0%  (8.4%)     0.1%
13 Orlando                         (1.8%)       6.7%  (7.0%)    (0.7%)
14 Orange Co                        2.1%        5.0%   0.9%     (0.1%)
15 New York Metro Area             (4.9%)       7.2% (10.5%)    (0.1%)
16 Inland Empire, CA                3.2%        4.2%   2.7%     (1.0%)
17 North Florida                    2.3%        6.6%  (0.5%)     0.5%
18 Tampa/Ft Myers                  (0.6%)       6.7%  (6.2%)    (0.4%)
19 Minn/St Paul                    (6.9%)       2.7% (13.7%)    (2.4%)
20 DC Suburban Virginia            (0.3%)      14.6%  (6.4%)     0.8%
                              ---------- ----------- ------- ---------
        Top 20 Markets             (1.9%)       6.5%  (6.5%)    (0.6%)

     All Other Markets             (3.3%)       4.3%  (8.7%)    (1.1%)
                              ---------- ----------- ------- ---------

                 Total             (2.3%)       5.8%  (7.0%)    (0.7%)
                              ========== =========== ======= =========


             Fourth Quarter 2003 vs. Fourth Quarter 2002
                     Same-Store Results by Market

                                              4Q03           4Q03
                                              % of         Weighted
                                             Actual         Average
   Markets                      Units          NOI        Occupancy %
   -------------------------- ---------- --------------- ------------
 1 Boston                         5,352             7.3%        95.4%
 2 South Florida                 10,093             6.0%        93.8%
 3 Atlanta                       11,643             5.0%        92.6%
 4 San Francisco Bay Area         5,010             5.0%        95.0%
 5 Phoenix                       10,533             4.9%        90.4%
 6 Los Angeles                    4,126             4.3%        94.4%
 7 San Diego                      4,048             4.2%        95.7%
 8 Dallas/Ft Worth                9,579             4.2%        92.7%
 9 Denver                         7,523             4.1%        92.2%
10 New England (excl Boston)      6,112             4.1%        95.5%
11 DC Suburban Maryland           5,525             3.8%        93.9%
12 Seattle                        5,772             3.1%        92.0%
13 Orlando                        6,263             3.0%        93.7%
14 Orange Co                      3,013             3.0%        94.7%
15 Inland Empire, CA              3,504             2.9%        95.3%
16 North Florida                  6,222             2.7%        93.1%
17 New York Metro Area            2,306             2.7%        94.6%
18 Tampa/Ft Myers                 5,353             2.2%        92.7%
19 Minn/St Paul                   3,826             2.1%        91.4%
20 DC Suburban Virginia           2,631             2.1%        94.0%
                              ---------- --------------- ------------
        Top 20 Markets          118,434            76.8%        93.3%

     All Other Markets           56,899            23.2%        91.7%
                              ---------- --------------- ------------
                 Total          175,333           100.0%        92.8%
                              ========== =============== ============


                               ---------------------------------------
                               Increase (Decrease) from Prior Quarter
   -------------------------------------------------------------------
   Markets                      Revenues   Expenses    NOI   Occupancy
   --------------------------  ---------- ---------- ------- ---------
 1 Boston                           3.4%       11.2%  (0.1%)     1.0%
 2 South Florida                    2.6%        4.9%   1.0%      0.9%
 3 Atlanta                         (5.4%)       4.5% (12.0%)     0.3%
 4 San Francisco Bay Area          (3.3%)       8.4%  (8.4%)     0.9%
 5 Phoenix                          1.0%        1.5%   0.7%      2.8%
 6 Los Angeles                      1.3%        4.5%  (0.1%)    (1.0%)
 7 San Diego                        1.4%        9.5%  (1.8%)     0.1%
 8 Dallas/Ft Worth                 (3.2%)       1.6%  (7.3%)     0.3%
 9 Denver                          (4.5%)      (0.4%) (6.6%)     0.5%
10 New England (excl Boston)        2.9%        3.9%   2.3%      0.2%
11 DC Suburban Maryland             3.7%        8.1%   1.5%     (0.4%)
12 Seattle                         (1.8%)       3.8%  (5.4%)     0.2%
13 Orlando                          0.4%        3.9%  (2.0%)     0.7%
14 Orange Co                        3.4%        4.1%   3.1%     (0.3%)
15 Inland Empire, CA                3.3%        1.1%   4.5%     (0.4%)
16 North Florida                    1.2%        4.4%  (0.8%)     0.3%
17 New York Metro Area             (4.2%)       6.5%  (9.5%)     0.3%
18 Tampa/Ft Myers                   0.9%        6.2%  (3.2%)     0.2%
19 Minn/St Paul                    (2.0%)       1.9%  (5.1%)     0.2%
20 DC Suburban Virginia             1.3%       10.8%  (2.8%)     1.1%
                               ---------- ---------- ------- ---------
        Top 20 Markets              0.0%        4.8%  (2.8%)     0.5%
                               ---------- ---------- ------- ---------
     All Other Markets             (2.6%)       2.4%  (6.3%)    (0.5%)
                               ========== ========== ======= =========
                 Total             (0.7%)       4.1%  (3.6%)     0.2%


            Fourth Quarter 2003 vs. Third Quarter 2003(i)
                Sequential Same-Store Results by Market

                                              4Q03           4Q03
                                              % of         Weighted
                                              Actual        Average
   Markets                       Units         NOI        Occupancy %
   --------------------------  --------- --------------- ------------
 1 Boston                         5,352             7.3%        95.4%
 2 South Florida                 10,093             6.0%        93.8%
 3 Atlanta                       11,643             5.0%        92.6%
 4 San Francisco Bay Area         5,010             5.0%        95.0%
 5 Phoenix                       10,533             4.9%        90.4%
 6 Los Angeles                    4,126             4.3%        94.4%
 7 San Diego                      4,048             4.2%        95.7%
 8 Dallas/Ft Worth                9,579             4.2%        92.7%
 9 Denver                         7,523             4.1%        92.2%
10 New England (excl Boston)      6,112             4.1%        95.5%
11 DC Suburban Maryland           5,525             3.8%        93.9%
12 Seattle                        5,772             3.1%        92.0%
13 Orlando                        6,263             3.0%        93.7%
14 Orange Co                      3,013             3.0%        94.7%
15 Inland Empire, CA              3,504             2.9%        95.3%
16 North Florida                  6,222             2.7%        93.1%
17 New York Metro Area            2,306             2.7%        94.6%
18 Tampa/Ft Myers                 5,353             2.2%        92.7%
19 Minn/St Paul                   3,826             2.1%        91.4%
20 DC Suburban Virginia           2,631             2.1%        94.0%
                              ---------- --------------- ------------
         Top 20 Markets         118,434            76.8%        93.3%

      All Other Markets          56,899            23.2%        91.7%
                              ---------- --------------- ------------
                  Total         175,333           100.0%        92.8%
                              ========== =============== ============


                               ---------------------------------------
                               Increase (Decrease) from Prior Quarter
   -------------------------------------------------------------------
   Markets                      Revenues   Expenses    NOI   Occupancy
   --------------------------  ---------- ---------- ------- ---------
 1 Boston                           1.8%        2.1%   1.7%     (0.8%)
 2 South Florida                    0.7%       (1.9%)  2.7%     (0.2%)
 3 Atlanta                         (1.4%)      (5.2%)  2.0%      0.6%
 4 San Francisco Bay Area          (0.1%)      (1.2%)  0.5%     (0.7%)
 5 Phoenix                          4.6%       (6.2%) 13.9%      1.0%
 6 Los Angeles                     (0.4%)       3.9%  (2.3%)    (1.4%)
 7 San Diego                       (0.7%)      (1.1%) (0.6%)    (0.9%)
 8 Dallas/Ft Worth                 (0.6%)      (2.1%)  1.0%     (0.9%)
 9 Denver                           0.2%       (8.1%)  5.5%      0.2%
10 New England (excl Boston)       (0.6%)      (2.8%)  0.8%     (0.2%)
11 DC Suburban Maryland             0.3%       (0.6%)  0.8%     (0.9%)
12 Seattle                         (1.8%)      (2.2%) (1.6%)    (1.2%)
13 Orlando                         (1.1%)      (3.0%)  0.3%     (0.3%)
14 Orange Co                        0.2%        2.1%  (0.6%)    (0.9%)
15 Inland Empire, CA                3.5%        1.9%   4.4%      1.3%
16 North Florida                   (1.7%)      (0.5%) (2.5%)    (1.3%)
17 New York Metro Area             (2.4%)       2.5%  (5.1%)    (1.3%)
18 Tampa/Ft Myers                  (0.2%)      (0.4%) (0.1%)    (0.3%)
19 Minn/St Paul                     1.0%       (1.4%)  3.1%     (1.0%)
20 DC Suburban Virginia            (1.8%)      (4.1%) (0.6%)    (2.0%)
                               ---------- ---------- ------- ---------
         Top 20 Markets             0.1%       (1.9%)  1.4%     (0.4%)

      All Other Markets            (1.6%)      (3.6%)  0.1%     (1.2%)
                               ---------- ---------- ------- ---------
                  Total            (0.3%)      (2.4%)  1.1%     (0.7%)
                               ========== ========== ======= =========

   (i) Includes the same units as the Fourth Quarter 2003 vs. Fourth Quarter 2002 Same Store results for comparability purposes.


                      Portfolio Rollforward 2003

                          Properties    Units    $ Millions  Cap Rate
                         ----------- ----------- ----------- ---------

              12/31/2002      1,039     223,591
 Acquisitions                    17       5,200      $684.1       6.5%
 Dispositions                   (96)    (23,486)   $1,217.9       7.4%
 Completed Developments           8       2,112
 Unit Configuration
  Changes                         -          89
                         ----------- -----------
              12/31/2003        968     207,506


                     Portfolio Rollforward 2003 Q4

                          Properties    Units    $ Millions  Cap Rate
                         ----------- ----------- ----------- ---------

               9/30/2003        990     212,147
 Acquisitions                     9       2,522      $294.4       6.3%
 Dispositions                   (33)     (7,490)     $414.7       7.2%
 Completed Developments           2         367
 Unit Configuration
  Changes                         -         (40)
                         ----------- -----------
              12/31/2003        968     207,506


                  Portfolio as of December 31, 2003

                          Properties    Units
                         ----------- -----------

 Wholly Owned Properties        849     178,150
 Partially Owned
  Properties
  (Consolidated)                 35       6,778
 Unconsolidated
  Properties                     84      22,578
                         ----------- -----------
                                968     207,506


                           Portfolio Summary
                        As of December 31, 2003

            Market            Properties    Units    % of   % of 2004
                                                     Units  NOI Budget

Boston                               34     6,349       3.1%      5.9%
DC Northern Virginia                 14     4,956       2.4%      4.4%
New England (excluding Boston)       45     6,114       2.9%      3.9%
DC Suburban Maryland                 27     5,833       2.8%      3.6%
New York Metro Area                  11     3,144       1.5%      3.2%
Richmond                              3       916       0.4%      0.2%
                              ----------------------------------------
Atlantic Region                     134    27,312      13.2%     21.2%

South Florida                        53    11,391       5.5%      6.3%
Orlando                              30     6,394       3.1%      2.9%
North Florida                        49     6,931       3.3%      2.7%
Tampa/Ft Myers                       34     6,335       3.1%      2.2%
                              ----------------------------------------
Florida Region                      166    31,051      15.0%     14.1%

Raleigh/Durham                       16     3,917       1.9%      1.3%
Charlotte                            14     4,195       2.0%      1.2%
                              ----------------------------------------
Carolina Region                      30     8,112       3.9%      2.5%

Atlanta                              67    14,246       6.9%      5.5%
Birmingham                            1       240       0.1%      0.0%
                              ----------------------------------------
Georgia Region                       68    14,486       7.0%      5.5%

Minneapolis/St Paul                  18     3,982       1.9%      2.1%
Southeastern Michigan                24     3,867       1.9%      1.7%
Chicago                               8     3,443       1.7%      1.7%
Nashville                            11     2,729       1.3%      1.0%
Columbus                             31     3,415       1.6%      0.9%
Northern Ohio                        26     2,771       1.3%      0.9%
Indianapolis                         29     3,056       1.5%      0.8%
Southern Ohio                        22     1,865       0.9%      0.5%
St Louis                              5       984       0.5%      0.4%
Milwaukee                             3       686       0.3%      0.4%
Lexington                             7       656       0.3%      0.2%
Louisville                            8       608       0.3%      0.2%
Memphis                               1       568       0.3%      0.1%
                              ----------------------------------------
Midwest Region                      193    28,630      13.8%     10.8%

Lexford Other                        54     4,916       2.4%      1.2%

Dallas/Ft Worth                      37    11,463       5.5%      4.1%
Houston                              18     5,525       2.7%      2.2%
Austin                               13     3,867       1.9%      1.3%
Kansas City                           7     2,024       1.0%      0.8%
San Antonio                           8     2,557       1.2%      0.7%
Tulsa                                 8     2,036       1.0%      0.5%
                              ----------------------------------------
Texas Region                         91    27,472      13.2%      9.6%

Phoenix                              43    12,177       5.9%      4.6%
Las Vegas                             3     1,220       0.6%      0.5%
Tucson                                2       558       0.3%      0.1%
Albuquerque                           2       369       0.2%      0.1%
                              ----------------------------------------
Arizona Region                       50    14,324       6.9%      5.2%

Denver                               30     8,530       4.1%      3.6%
                              ----------------------------------------
Colorado Region                      30     8,530       4.1%      3.6%

Los Angeles                          26     5,489       2.6%      4.9%
San Diego                            13     4,048       2.0%      4.1%
Orange County, CA                     8     3,013       1.5%      2.9%
Inland Empire, CA                    11     3,504       1.7%      2.8%
                              ----------------------------------------
Southern Cal Region                  58    16,054       7.7%     14.7%

San Francisco Bay Area               26     6,249       3.0%      4.7%
Central Valley CA                    10     1,595       0.8%      0.5%
                              ----------------------------------------
Northern Cal Region                  36     7,844       3.8%      5.3%

Seattle                              37     7,999       3.9%      3.4%
Portland OR                          13     4,678       2.3%      1.9%
Tacoma                                7     2,341       1.1%      1.1%
                              ----------------------------------------
Washington Region                    57    15,018       7.2%      6.3%
                              ----------------------------------------
            Total                   967   203,749      98.2%    100.0%
Ft. Lewis - Military Housing          1     3,757       1.8%      0.0%
                              ----------------------------------------
         Grand Total                968   207,506     100.0%    100.0%


                             Debt Summary

                                                         For the Year
                                           As of        Ended 12/31/03
                                          12/31/03        Weighted
                                       $ Millions(1)   Average Rate(1)
                                    ------------------ ---------------

   Secured                                 $2,694            5.80%
   Unsecured                                2,666            6.38%
                                    ------------------ ---------------
      Total                                $5,360            6.08%

   Fixed Rate                              $4,610            6.65%
   Floating Rate                              750            2.24%
                                    ------------------ ---------------
      Total                                $5,360            6.08%

   Above Totals Include:
   ---------------------
   Tax Exempt:
      Fixed                                  $343            4.38%
      Floating                                587            1.74%
                                    ------------------ ---------------
      Total                                  $930            3.01%

   Unsecured Revolving Credit Facility        $10            1.85%

(1) Net of the effect of any derivative instruments.


            Debt Maturity Schedule as of December 31, 2003

                                   Year    $ Millions  % of Total
                                 --------  ----------- ----------

                                  2004        $515        9.6%
                                  2005 (2)     605       11.3%
                                  2006 (3)     490        9.1%
                                  2007         333        6.2%
                                  2008         495        9.2%
                                  2009         246        4.6%
                                  2010         196        3.7%
                                  2011         688       12.8%
                                  2012         424        7.9%
                                 2013+       1,368       25.6%
                                           ----------- ----------
                                  Total     $5,360      100.0%

(2) Includes $300 million of unsecured debt with a final maturity of 2015 that is putable/callable in 2005.

(3) Includes $150 million of unsecured debt with a final maturity of 2026 that is putable in 2006.


                    Unsecured Public Debt Covenants

                                                          December 31,
                                                              2003
                                                          ------------

 Total Debt to Adjusted Total Assets (not to exceed 60%)         39.1%


 Secured Debt to Adjusted Total Assets (not to exceed 40%)       19.6%


 Consolidated Income Available For Debt Service To
  Maximum Annual Service Charges
  (must be at least 1.5 to 1)                                    2.90


 Total Unsecured Assets to Unsecured Debt
  (must be at least 150%)                                       330.2%

These covenants relate to ERP Operating Limited Partnership's outstanding unsecured public debt. Equity Residential is the general partner of ERP Operating Limited Partnership. The terms are defined in the indentures.


                Capitalization as of December 31, 2003

Total Debt                                     $5,360,488,661

Common Shares & OP Units          299,551,617
Common Share Equivalents            3,598,234
                                  ------------
Total Outstanding at quarter-end  303,149,851
Common Share Price at
 December 31, 2003                     $29.51
                                  ------------
                                                8,945,952,103
Perpetual Preferred Shares
 Liquidation Value                                615,000,000
Perpetual Preference Interests
 Liquidation Value                                211,500,000
                                              ------------------------
Total Market Capitalization                   $15,132,940,764

Total Debt/Total Market
 Capitalization                                            35%

                 Weighted Average Amounts Outstanding

                        2003         2002        4Q03         4Q02
                    -----------  -----------  -----------  -----------

Weighted Average
 Amounts Outstanding for
 Net Income Purposes:
  Common Shares
   - basic          272,337,070  271,973,702  274,457,492  269,705,588
  Shares issuable
   from assumed
   conversion/
   vesting of:
    - OP Units       22,185,987   22,663,199   21,913,702   22,419,479
    - share
      options/
      restricted
      shares          2,517,600    3,332,025    3,145,291    2,589,197
                    -----------  -----------  -----------  -----------
 Total Common
  Shares and OP
  Units -  diluted  297,040,657  297,968,926  299,516,485  294,714,264

Weighted Average
 Amounts Outstanding
 for FFO Purposes:
  OP Units - basic   22,185,987   22,663,199   21,913,702   22,419,479
  Common Shares
   - basic          272,337,070  271,973,702  274,457,492  269,705,588
                    -----------  -----------  -----------  -----------
  Total Common
   Shares and OP
   Units - basic    294,523,057  294,636,901  296,371,194  292,125,067
  Shares issuable
   from assumed
   conversion/
   vesting of:
    - convertible
      preferred
      shares/units    3,100,663   14,331,807    2,998,695   13,958,269
    - share
      options/
      restricted
      shares          2,517,600    3,332,025    3,145,291    2,589,197
                    -----------  -----------  -----------  -----------
  Total Common
   Shares and OP
   Units - diluted  300,141,320  312,300,733  302,515,180  308,672,533

Period Ending
 Amounts Outstanding:
  OP Units           21,907,732
  Common Shares     277,643,885
                    -----------
  Total Common
   Shares and OP
   Units            299,551,617


           Unconsolidated Entities as of December 31, 2003
      (Amounts in thousands except for project and unit amounts)

                              Institutional  Stabilized    Projects
                                  Joint      Development     Under
                                 Ventures    Projects (1) Development
                              -------------- ------------ ------------

Total projects                          45           13         13
                              -------------- ------------ ------------

Total units                         10,846        3,964      3,795
                              -------------- ------------ ------------


Company's percentage share
 of outstanding debt                  25.0%       100.0%     100.0%

Company's share of
 outstanding debt (4)             $121,200     $375,168   $502,549 (3)
                              -------------- ------------ ------------


Operating information
 for year ended 12/31/03
 (at 100%):
   Revenue                         $88,973      $52,979        N/A
   Operating expenses               39,674       21,959        N/A
                              -------------- ------------ ------------
   Net operating
    income                          49,299       31,020        N/A
   Interest expense                 37,443       19,874        N/A
   Depreciation                     19,578       21,705        N/A
   Amortization                        617        1,428        N/A
   Other                               445          287        N/A
                              -------------- ------------ ------------
   Net income/(loss)               $(8,784)    $(12,274)       N/A
                              ============== ============ ============

   Company's Funds from
    Operations (FFO)                $2,698      $12,925    $17,110 (5)
                              ============== ============ ============


                                         Lexford / Other     Totals
                                         --------------- -------------

Total projects                                      19           90(2)
                                         --------------- -------------

Total units                                      2,254       20,859(2)
                                         --------------- -------------


Company's percentage share of outstanding debt    11.5%

Company's share of outstanding debt (4)         $4,891   $1,003,808
                                         --------------- -------------


Operating information for year ended
  12/31/03 (at 100%):
   Revenue                                     $15,434     $157,386
   Operating expenses                            7,885       69,518
                                         --------------- -------------
   Net operating income                          7,549       87,868
   Interest expense                              3,915       61,232
   Depreciation                                  3,128       44,411
   Amortization                                    246        2,291
   Other                                             -          732
                                         --------------- -------------
   Net income/(loss)                              $260     $(20,798)
                                         =============== =============

   Company's Funds from Operations (FFO)        $2,216      $34,949
                                         =============== =============


(1) The Company determines a project to be stabilized once it has maintained an average physical occupancy of 90% or more for a three-month period or one year from the cessation of major development activities, whichever is earlier.

(2) Includes seven projects under development containing 2,038 units, which are not included in the Company's property/unit counts at December 31, 2003. Totals exclude Fort Lewis Military Housing consisting of one property and 3,757 units, which is not accounted for under the equity method of accounting. The Fort Lewis Military Housing is included in the Company's property/unit counts as of December 31, 2003.

(3) A total of $666.6 million is available for funding under this construction debt, of which $502.5 million was funded and outstanding at December 31, 2003.

(4) As of February 3, 2004, the Company has funded $44.0 million as additional collateral on selected debt. All remaining debt is non-recourse to the Company.

(5) Represents capitalized interest on the Company's invested capital.


             Development Projects as of December 31, 2003
       (Amounts in millions except for project and unit amounts)

                                                 Estimated  EQR Funded
Unconsolidated                          No. of  Development   as of
   Projects        Location              Units     Cost     12/31/2003
----------------------------------------------------------------------

Water Terrace I  Marina Del Rey, CA
 (Regatta I)                               450      $235.3      $73.0
Watermarke       Irvine, CA                535       120.6       35.2
Bella Vista I&II Woodland Hills, CA
 (Warner Ridge
 I&II)                                     315        80.9       24.5
Concord Center   Concord, CA               259        52.3       13.1

2400 M Street    Washington, DC            333       104.2       37.2
1111 25th Street Washington, DC
 (2440 M St.)                              140        37.5       11.3
1210             Washington, DC
 Massachusetts
 Ave.                                      142        36.3        9.1
13th & N Street  Washington, DC            170        35.4       12.4

North Pier at    Jersey City, NJ
 Harborside                                297        94.2       24.0
City View at the Lombard, IL
 Highlands
 (Lombard)                                 403        67.1       16.8
Ball Park Lofts  Denver, CO                355        56.4       14.1
City Place       Kansas City, MO
 (Westport)                                288        34.7        8.7
Marina Bay II    Quincy, MA                108        22.8        5.7
                                     ---------------------------------

Total Projects           13              3,795      $977.7     $285.1
                                     =================================


                                    Estimated               Estimated
Unconsolidated                      EQR Future  Total EQR   Completion
   Projects         Location         Fundings  Fundings (1)    Date
----------------------------------------------------------------------

Water Terrace I  Marina Del Rey, CA
 (Regatta I)                                      $73.0      Completed
Watermarke       Irvine, CA                        35.2        1Q 2004
Bella Vista I&II Woodland Hills, CA
 (Warner Ridge
 I&II)                                             24.5        1Q 2004
Concord Center   Concord, CA                       13.1      Completed

2400 M Street    Washington, DC                    37.2        2Q 2005
1111 25th Street Washington, DC
 (2440 M St.)                                      11.3        4Q 2004
1210             Washington, DC
 Massachusetts
 Ave.                                               9.1        2Q 2004
13th & N Street  Washington, DC                    12.4        1Q 2004

North Pier at    Jersey City, NJ
 Harborside                                        24.0      Completed
City View at the Lombard, IL
 Highlands
 (Lombard)                                         16.8        1Q 2004
Ball Park Lofts  Denver, CO                        14.1      Completed
City Place       Kansas City, MO
 (Westport)                                         8.7      Completed
Marina Bay II    Quincy, MA                         5.7      Completed
                                     -------------------

Total Projects           13               $0.0   $285.1
                                     ===================

(1) EQR generally funds between 25% and 35% of the estimated development cost for the unconsolidated projects.


   Maintenance Expenses and Capitalized Improvements to Real Estate
                 For the Year Ended December 31, 2003
      (Amounts in thousands except for unit and per unit amounts)

                     ------------------------------------------------
                                   Maintenance Expenses
                     ------------------------------------------------

              Total            Avg.           Avg.             Avg.
              Units   Expense  Per    Payroll Per              Per
               (1)      (2)    Unit     (3)   Unit   Total     Unit
            -------- --------------- -------------- -----------------

Established
 Properties
 (6)        162,477   $91,816  $565  $79,413  $489  $171,229  $1,054

New
 Acquisition
 Properties
 (7)         14,457     6,907   656    4,446   422    11,353   1,078

Other (8)     7,994    16,930         13,561          30,491
            -------- ---------       --------       ---------

Total       184,928  $115,653        $97,420        $213,073
            ======== =========       ========       =========


                 ----------------------------------------------------
                        Capitalized Improvements to Real Estate
                 ----------------------------------------------------

                               Avg.   Building   Avg.            Avg.
                  Replacements Per  Improvements Per             Per
                       (4)     Unit      (5)     Unit  Total     Unit
                 ------------------ ----------------- ---------------

Established
 Properties (6)      $57,931  $356     $77,607  $478  $135,538  $834

New Acquisition
 Properties (7)        2,653   252       5,250   498     7,903   750

Other (8)             13,417            25,090          38,507
                 ------------       -----------       ---------

Total                $74,001          $107,947        $181,948
                 ============       ===========       =========


                   -----------------
                         Total
                      Expenditures
                   -----------------
                    Grand   Avg. Per
                    Total     Unit
                   -----------------

Established
 Properties (6)    $306,767  $1,888

New Acquisition
 Properties (7)      19,256   1,828

Other (8)            68,998
                   ---------

Total              $395,021
                   =========

(1) Total units exclude 22,578 unconsolidated units.
(2) Maintenance expenses include general maintenance costs, unit turnover costs including interior painting, regularly scheduled landscaping and tree trimming costs, security, exterminating, fire protection, snow and ice removal, elevator repairs, and other miscellaneous building repair costs.
(3) Maintenance payroll includes employee costs for maintenance, cleaning, housekeeping, and landscaping.
(4) Replacements include new expenditures inside the units such as carpets, appliances, mechanical equipment, fixtures and vinyl flooring.
(5) Building improvements include roof replacement, paving, amenities and common areas, building mechanical equipment systems, exterior painting and siding, major landscaping, vehicles and office and maintenance equipment.
(6) Wholly Owned Properties acquired prior to January 1, 2001.
(7) Wholly Owned Properties acquired during 2001, 2002 and 2003. Per unit amounts are based on a weighted average of 10,533 units.
(8) Includes properties either Partially Owned or sold during the period, commercial space, condominium conversions and $6.5 million included in building improvements spent on seven specific assets related to major renovations and repositioning of these assets.


   Maintenance Expenses and Capitalized Improvements to Real Estate
                 For the Year Ended December 31, 2002
      (Amounts in thousands except for unit and per unit amounts)

                      -----------------------------------------------
                                   Maintenance Expenses
                      -----------------------------------------------

               Total            Avg.           Avg.            Avg.
               Units   Expense  Per   Payroll  Per             Per
                (1)      (2)    Unit    (3)    Unit   Total    Unit
             -------- --------------- -------------- ----------------

Established
 Properties
 (6)         171,913   $88,040  $512  $77,526  $451  $165,566   $963

New
 Acquisition
 Properties
 (7)          22,146    10,550   541    9,598   493    20,148  1,034

Other (8)      7,758    11,249          8,274          19,523
             -------- ---------       --------       ---------

Total        201,817  $109,839        $95,398        $205,237
             ======== =========       ========       =========


                 ----------------------------------------------------
                        Capitalized Improvements to Real Estate
                 ----------------------------------------------------

                               Avg.   Building   Avg.           Avg.
                  Replacements Per  Improvements Per            Per
                       (4)     Unit      (5)     Unit  Total    Unit
                 ------------------ ----------------- ---------------

Established
 Properties (6)      $49,903  $290     $65,985  $384  $115,888  $674

New Acquisition
 Properties (7)        5,542   285       8,691   446    14,233   731

Other (8)              5,787            20,868          26,655
                 ------------       -----------       ---------

Total                $61,232           $95,544        $156,776
                 ============       ===========       =========


                   -----------------
                         Total
                      Expenditures
                   -----------------
                   Grand   Avg. Per
                   Total     Unit
                   -----------------

Established
 Properties (6)    $281,454  $1,637

New Acquisition
 Properties (7)      34,381   1,765

Other (8)            46,178
                   ---------

Total              $362,013
                   =========


(1) Total units exclude 21,774 unconsolidated units.
(2) Maintenance expenses include general maintenance costs, unit turnover costs including interior painting, regularly scheduled landscaping and tree trimming costs, security, exterminating, fire protection, snow and ice removal, elevator repairs, and other miscellaneous building repair costs.
(3) Maintenance payroll includes employee costs for maintenance, cleaning, housekeeping, and landscaping.
(4) Replacements include new expenditures inside the units such as carpets, appliances, mechanical equipment, fixtures and vinyl flooring.
(5) Building improvements include roof replacement, paving, amenities and common areas, building mechanical equipment systems, exterior painting and siding, major landscaping, vehicles and office and maintenance equipment.
(6) Wholly Owned Properties acquired prior to January 1, 2000.
(7) Wholly Owned Properties acquired during 2000, 2001 and 2002. Per unit amounts are based on a weighted average of 19,478 units.
(8) Includes properties either Partially Owned or sold during the period, commercial space, condominium conversions and $9.1 million included in building improvements spent on six specific assets related to major renovations and repositioning of these assets.


                        Discontinued Operations
                        (Amounts in thousands)

                   Year Ended December 31,  Quarter Ended December 31,
                   ------------------------ --------------------------
                        2003        2002         2003          2002
                   ------------------------ --------------------------

REVENUES
Rental income         $102,092    $216,607      $10,324       $46,946
Furniture income             -       1,361            -             -
                   ------------ ----------- ------------ -------------
     Total revenues    102,092     217,968       10,324        46,946
                   ------------ ----------- ------------ -------------

EXPENSES (1)
Property and
 maintenance            39,051      64,076        5,958        14,662
Real estate taxes
 and insurance          11,107      22,155        1,195         4,651
Property management        103         162            -            39
Depreciation            27,230      53,917        2,940        12,235
Furniture expenses           -       1,303            -             -
                   ------------ ----------- ------------ -------------
     Total expenses     77,491     141,613       10,093        31,587
                   ------------ ----------- ------------ -------------

Discontinued
 operating income       24,601      76,355          231        15,359

Interest and other
 income                    304          69          127            30
Interest:
     Expense
      incurred, net     (2,784)     (6,110)         (87)       (1,270)
     Amortization
      of deferred
      financing
      costs               (538)       (137)        (215)          (23)
                   ------------ ----------- ------------ -------------
Discontinued
 operations, net       $21,583     $70,177          $56       $14,096
                   ============ =========== ============ =============

(1) Includes expenses paid in the current period for Wholly Owned
    Properties sold in prior periods related to the Company's period of ownership.


    As a result of the Securities and Exchange Commission's Regulation FD, the Company will provide earnings guidance in its quarterly earnings release. These projections are based on current expectations and are forward-looking.

              2004 Earnings Guidance (per share diluted)
              ------------------------------------------

                                            Q1             YEAR
                                      --------------   --------------

Expected EPS (1)                      $0.27 to $0.29   $1.21 to $1.35
Add:  Expected depreciation expense        0.40             1.62
Less: Expected net gain on sales (1)      (0.17)           (0.68)
                                      --------------   --------------
Expected FFO (2)                      $0.50 to $0.52   $2.15 to $2.29
                                      ==============   ==============


                   2004 Same-Store Assumptions
                   ---------------------------

Physical occupancy           93.0%

Revenue change         (0.75%) to 1.50%

Expense change             3.0% to 4.0%

NOI change               (4.0%) to 0.5%

Acquisitions              $800 million

Dispositions              $800 million

(1) Earnings per share ("EPS") represents net income per share calculated in accordance with accounting principles generally accepted in the United States. Expected EPS is calculated on a basis consistent with actual EPS. Due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales, actual EPS could differ materially from expected EPS.

(2) The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. Expected FFO is calculated on a basis consistent with actual FFO.

    CONTACT: Equity Residential
             Marty McKenna, 312-928-1901